UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 1, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Information and Where to Find It; Cautionary Note Regarding Forward Looking Statements; Participants in the Solicitation

CAPITAL GOLD COPROPORATION (“CAPITAL GOLD”) AND GAMMON GOLD INC. (“GAMMON”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS.  SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAPITAL GOLD AND GAMMON REGARDING, AMONG OTHER THINGS, THE PROPOSED BUSINESS COMBINATION OF CAPITAL GOLD AND GAMMON DISCUSSED HEREIN AND IN THE EXHIBITS HERETO. THE BUSINESS OF CAPITAL GOLD AND THE BUSINESS OF GAMMON AND ITS SUBSIDIARIES, ARE SUBJECT TO SIGNIFICANT RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY OR SUBSTANTIALLY FROM THOSE INDICATED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS.  THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) CAPITAL GOLD AND GAMMON’S ABILITY TO COMPLETE THE TRANSACTION; AND (2) OTHER RISKS REFERENCED FROM TIME TO TIME IN CAPITAL GOLD’S AND GAMMON’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE TO BE FILED PRELIMINARY PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS.”  THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS.  NEITHER CAPITAL GOLD NOR GAMMON ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT, EXCEPT AS REQUIRD BY LAW.

IN CONNECTION WITH THE PROPOSED TRANSACTION, CAPITAL GOLD AND GAMMON WILL FILE RELEVANT MATERIALS WITH THE SEC, INCLUDING A REGISTRATION STATEMENT THAT WILL INCLUDE A PROXY STATEMENT OF CAPITAL GOLD AND A PROSPECTUS OF GAMMON (COLLECTIVELY, THE “REGISTRATION STATEMENT”).  CAPITAL GOLD WILL MAIL THE FINAL REGISTRATION STATEMENT TO ITS STOCKHOLDERS.  INVESTORS AND STOCKHOLDERS OF CAPITAL GOLD ARE URGED TO READ THESE DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CAPITAL GOLD, GAMMON AND THE PROPOSED TRANSACTION.

INVESTORS AND STOCKHOLDERS MAY ALSO OBTAIN A COPY OF THESE DOCUMENTS (AND ANY OTHER DOCUEMTNS FILED BY CAPITAL GOLD AND GAMMON WITH THE SEC), BY DIRECTING A REQUEST TO CAPITAL GOLD IN WRITING AT, 76 BEAVER STREET, 14TH FLOOR, NEW YORK, NEW YORK, 10005 OR BY TELEPHONE AT (212) 344-2785. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K AND THE REGISTRATION STATEMENT, CAPITAL GOLD INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITAL GOLD’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION, AS DESCRIBED IN THIS CURRENT REPORT AND THE REGISTRATION STATEMENT.

CAPITAL GOLD, GAMMON AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAPITAL GOLD’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION.  INFORMATION REGARDING THE PERSONS WHO MAY, UNDER THE RULES OF THE SEC, BE CONSIDERED PARTICIPANTS IN THE SOLICIATION OF STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE SET FORTH IN THE PROXY STATEMENT/PROSPECTUS WHEN IT IS FILED WITH THE SEC.   INFORMATION ABOUT CAPITAL GOLD’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT.  ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON EITHER CAPITAL GOLD OR GAMMON’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD OR GAMMON MAKE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01            Entry into a Material Definitive Agreement.

On October 1, 2010, Capital Gold Corporation, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gammon Gold Inc., a corporation incorporated under Part 1A of the Companies Act (Quebec) (“Gammon”), and Capital Gold AcquireCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Gammon (“MergerCo”).

Pursuant to the terms of the Merger Agreement, the Company and Gammon intend to effect a merger (the “Merger”) of the Company with and into MergerCo, with the Company continuing as the surviving entity following the Merger (the “Surviving Company”).  By virtue of the Merger, the separate existence of each of the Company and MergerCo shall thereupon cease, and the Surviving Company shall continue its corporate existence under the laws of the State of Delaware as a wholly-owned subsidiary of Gammon.  Pursuant to the terms of the Merger Agreement, by virtue of the Merger and without any action on the part of the Company or the holders of any securities of the Company or Gammon, each share of the common stock, par value $.0001, of the Company (“Company Common Stock”) (including all Company Restricted Stock (as defined in the Merger Agreement)) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement), except for shares of Company Common Stock owned by Gammon, MergerCo or the Company, shall be converted into the right to receive (i) 0.5209 (the “Exchange Ratio”) validly issued, fully paid and nonassessable common shares, no par value, of Gammon (“Gammon Common Shares”), and (ii) US$0.79 in cash.

The board of directors for each of the Company and Gammon have unanimously approved the Merger Agreement and the Company’s board of directors recommends that its stockholders vote to approve the Merger, the Merger Agreement and each other proposal to be set forth in the definitive proxy statement/prospectus, at the special meeting of the Company’s stockholders to be held.

If approved, the Merger is expected to be consummated promptly following the receipt by the Company of approval from its stockholders, and the satisfaction or waiver of other conditions described herein and the Merger Agreement.

The Merger Agreement is described in greater detail below.  This description of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement which is attached hereto as Exhibit 2.1 and incorporated by reference herein.  You are urged to read the entire Merger Agreement and the other exhibits attached hereto.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Gammon or their respective subsidiaries and affiliates.  The Merger Agreement contains representations and warranties of each of the Company, on the one hand, and Gammon and MergerCo, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, on the one hand, and Gammon and MergerCo, on the other hand. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Gammon or MergerCo.

Closing and Effective Time of the Merger

The Merger is expected to be consummated no later than the fifth Business Day (as defined in the Merger Agreement) after satisfaction or (to the extent permitted by applicable law) waiver of the conditions described below under the caption “Conditions to the Closing of the Merger,” unless the Company and Gammon agree in writing to hold the closing at another time.

Consideration

Each share of Company Common Stock (including all Company Restricted Stock) issued and outstanding immediately prior to the Effective Time (except for shares of Company Common Stock owned by Gammon, MergerCo or the Company) shall be converted into the right to receive Gammon Common Shares in the agreed upon Exchange Ratio of 1 share of Company Common Stock for 0.5209 of a share of Gammon Common Shares, and (ii) US$0.79 in cash (collectively, the “Merger Consideration”).

Upon the exchange of Company Common Stock for Gammon Common Stock, all Company Common Stock shall, by virtue of the Merger and without any action on the part of the holders of Company Common Stock, be automatically cancelled and shall cease to exist, and each holder of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement.

Voting and Support Agreement

Each officer and director of the Company (each, a “Locked-up Stockholder”) has entered into a voting and support agreement, dated as of September 30, 2010, with Gammon and MergerCo, in the form attached as Exhibit A to the Merger Agreement, pursuant to which each Locked-up Stockholder has agreed, among other things, to vote all of the Company Common Stock beneficially owned by him or her in favor of the Merger.

Non Solicitation and Superior Proposal Provisions

Among other covenants contained in the Merger Agreement, the Company agreed that it shall not, directly or indirectly: (i) solicit, approve, recommend or encourage any inquiry, announcement or consummation of any Takeover Proposal (as defined in the Merger Agreement) or take any similar actions (ii) participate in any way in any discussions regarding any Takeover Proposal, (iii) approve or recommend any agreement in principle (whether or not binding), or any merger or similar agreement intended or expected to lead to a Takeover Proposal, (iv)  waive, terminate, modify or fail to enforce any confidentiality or standstill obligation or (v) propose publicly or resolve to agree to do any of the foregoing.

Further, the Company has agreed not to withdraw or withhold its support for the Merger and must publicly reaffirm the desirability of the Merger in response to any third-party offer to engage in a business combination with the Company.

Notwithstanding all of the foregoing, at any time prior to receipt of approval of the Merger by the Company’s stockholders, the Company is permitted to respond to a bona fide unsolicited written Takeover Proposal that is, or is reasonably likely to lead to, a Superior Proposal (as defined in the Merger Agreement), provided that the Company first notifies Gammon of such Superior Proposal and enters into a confidentiality agreement with the person making such Takeover Proposal.  Upon written notice from the Company, Gammon shall have five Business Days (as defined in the Merger Agreement) to make a counter proposal to any Superior Proposal or amendment thereof and the Company will negotiate in good faith with Gammon to permit Gammon to draft an acceptable counter proposal such that the competing proposal is no longer a Superior Proposal.  If Gammon submits an acceptable counter proposal, the Company is obligated to (i) cease discussions with the person who made the formerly Superior Proposal and (ii) recommend Gammon’s counter proposal to its stockholders.

Conditions to Closing of the Merger

The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, each of which may only be waived with the mutual consent of the parties:

(a)           The Merger Agreement and the Merger shall have been approved by a majority of the outstanding Company Common Stock entitled to vote thereon (excluding, if required under Ontario Securities Commission and Autorité des marchés financiers joint rule MI 61-101, “Protection of Minority Shareholders in Special Transactions,” votes cast by persons entitled to receive change of control payments in connection with the Merger).

(b)           If required by Law, the Merger Agreement and the Merger shall have been approved by the affirmative vote of a majority of the outstanding Gammon Common Stock entitled to vote thereon.

(c)           The Gammon’s common stock shares to be issued to the holders of Company Common Stock and options shall have been authorized for listing on the New York Stock Exchange and the Toronto Stock Exchange.

(d)           Any applicable waiting period under the Hart Scott Rodino Act shall have expired or been earlier terminated and any other approvals set forth in Merger Agreement Sections 4.5 and 5.4 shall have been obtained (collectively, “Requisite Approvals”).

(e)           The Merger Agreement shall not have been terminated in accordance with its terms.

(f)           A Registration Statement of Form F-4 of Gammon (the “Form F-4”) to register the Merger Consideration shall have become effective under the Securities Act of 1933, as amended (the “Securities Act”), and no stop order suspending the effectiveness of the Form F-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(g)           A registration statement filed by Gammon on an appropriate form, or a post-effective amendment to a registration statement previously filed by Gammon under the Securities Act with respect to the Gammon Common Stock to be received upon exercise of the Company’s Stock Options (as defined in the Merger Agreement) assumed by reason of the Merger shall have become effective under the Securities Act and no stop order suspending the effectiveness of such registration statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(h)           The distribution in Canada of Gammon Common Stock to holders of Company Common Stock, Company Stock Options, Company Restricted Stock and to the persons listed in Section 4.18 of the Company Disclosure Letter (as defined in the Merger Agreement) who receive Gammon Common Stock in respect of a Change of Control Payment (as defined in the Merger Agreement), shall be exempt from the prospectus and registration requirements of applicable Canadian securities laws.

(i)           No order issued by any court or agency of competent jurisdiction or other legal restraint preventing the consummation of the Merger shall be in effect and no regulation that prohibits or makes illegal consummation of the Merger shall be in effect.

The obligation of Gammon and MergerCo to effect the Merger is also subject to the satisfaction, or waiver by Gammon and MergerCo, at or prior to the Effective Time, of the following conditions:

(a)           The representations and warranties of the Company set forth in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and as of the Effective Time, subject to qualifications regarding materiality.

(b)           The Company shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the closing date of the Merger.

(c)           Each director and officer of the Company shall have entered into a voting and support agreement with Gammon and MergerCo, in the form attached as Exhibit A to the Merger Agreement, in respect of all shares of Company Common Stock of which such director or officer, as the case may be, is the direct or indirect beneficial owner.

(d)           None of the Requisite Approvals shall have resulted in the imposition of a Materially Burdensome Condition (as defined in the Merger Agreement).

(e)           Since the date of the Merger Agreement, there shall not have been any fact, change, effect, event, occurrence, development or state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on the Company or the Surviving Company.

(f)           The Change of Control Agreements (as defined in the Merger Agreement) shall have been amended as required by Section 6.1(b) thereof, and each such agreement as so amended shall be in full force and effect and enforceable against the Departing Officer (as defined in the Merger Agreement) and all other parties thereto in accordance with its terms.

(g)           Releases

(i)           Each director, officer, employee or consultant of the Company or any of its subsidiaries who ceases to be a director, officer, or employee of the Company, the Surviving Company, Gammon, or any of their respective subsidiaries at the Effective Time, shall have entered into and delivered to Gammon a release and waiver, which shall release Gammon, the Company and the Surviving Company and each of their respective subsidiaries from all claims.

(ii)           The Company, the Surviving Company and each of their respective subsidiaries shall have entered into and delivered to Gammon a release and waiver, in form and substance reasonably satisfactory to Gammon, which shall release each director, officer, employee or consultant of the Company or any of its subsidiaries from any and all claims of any nature whatsoever.

(h)           The Caborca Sale Agreement (as defined in the Merger Agreement) shall have been entered into by Caborca and the beneficial owners of Caborca, on terms and conditions acceptable to Gammon.

(i)           Gammon shall have obtained title opinions, in form and substance satisfactory to Gammon, addressed to Gammon relating to the Company’s material properties.

(j)           Holders of shares of Company Common Stock shall not be entitled to dissenters’ or appraisal rights under Section 262 of the DGCL with respect to the Merger.

The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

(a)           The representations and warranties of Gammon and MergerCo set forth in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and as of the Effective Time, subject to qualifications regarding materiality.

(b)           Each of Gammon and MergerCo shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date.

(c)           Since the date of the Merger Agreement, there shall not have been any fact, change, effect, event, occurrence, development or state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on Gammon.

(d)           None of the Requisite Approvals shall have resulted in the imposition of a Materially Burdensome Condition.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

(a)           by mutual consent of the Company and Gammon.

(b)           by either the Company or Gammon if any Requisite Approval has been permanently denied.

(c)           by either Company or Gammon (i) if the Merger has not been consummated by June 30, 2011 or (ii) the requisite stockholder approval is not obtained at either the Company or Gammon’s stockholder meetings.

(d)           by Gammon or the Company if there has been a breach of any of the covenants or agreements or any of the representations or warranties set forth in the Merger Agreement by the other party, which breach, if occurring or continuing on the closing date, would result in the failure any of the conditions to closing described above, which is not cured within 30 days or cannot be cured within such time period.

(e)           by Gammon if the Company has failed to make the Company Recommendation (as defined in the Merger Agreement), failed to publicly reaffirm the Company Recommendation by press release after a Takeover Proposal shall have been made, failed to comply with any provision of the non-solicitation provisions set forth above, made a statement impermissible under the Merger Agreement that was averse to the Company Recommendation, or entered into a binding agreement concerning a transaction that constitutes a Superior Proposal.

 (f)           by the Company if Gammon or any of its subsidiaries shall have entered into any binding agreement concerning a Transaction (as defined in the Merger Agreement) and the Merger is not completed within 12 months of the date of the Merger Agreement as a result of such Transaction.

(g)           by Gammon or the Company if, since the date of the Merger Agreement, there shall have been any events, individually or in the aggregate, expected to have a Material Adverse Effect on the other party.

(i)           by Gammon if any Requisite Approval shall have resulted in the imposition of a Materially Burdensome Condition.

(j)           by Gammon for any other reason.

(k)           by the Company if Gammon fails to make a superior counter-proposal to a Superior Proposal and the Company enters into a binding, definitive agreement to consummate the Superior Proposal.

Effect of Termination

In the event of termination of the Merger Agreement as provided above, the Merger Agreement shall forthwith become void and have no effect, and none of the Company, Gammon, any of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under the Merger Agreement, or in connection with the transactions contemplated thereby, except that certain customary provisions (including the Termination Fee as defined below) shall survive any termination of the Merger Agreement, and neither party shall be relieved or released from any liabilities from a willful breach of the Merger Agreement.

Termination Fee

If the Merger Agreement is terminated by Gammon because of the Company’s failure to make the Company Recommendation or for non-compliance with the non-solicitation provisions summarized above, then the Company shall pay to Gammon a Termination Fee of US $10.3 million.

If the Merger Agreement is terminated by Gammon because the Company did not obtain stockholder approval and, prior to the Company’s stockholder meeting, a public Takeover Proposal was publicly announced, and within 6 months of the date of such termination the Company approves or recommends a Takeover Proposal that is later consummated (before or after such 6 month period), then the Company shall pay Gammon a Termination Fee prior to such the consummation of such Takeover Proposal. In the case of the foregoing, the termination fee shall be US$10.3 million, but only if within 4 months of the date of such termination the Company entered into any agreement with respect to a Takeover Proposal or within 6 months of such termination enters into a definitive agreement with respect to a Takeover Proposal.

If the Merger Agreement is terminated by the Company because Gammon entered into a Transaction that delayed the closing of the Merger by more than 12 months or by the Gammon for any other reason then Gammon shall pay the Company a Termination Fee of US $2 million.

On October 1, 2010, the Company issued a press release regarding the execution of the Merger Agreement, which press releases is attached as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
2.1*	Agreement and Plan of Merger dated as of October 1, 2010, by and among Gammon Gold Inc., Capital Gold AcquireCo, Inc. and Capital Gold Corporation.
99.1	Press release of the Company, dated October 1, 2010, announcing the execution of the Merger Agreement.

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and therefore, have been omitted.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: October 7, 2010